UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

MARCH 8, 2007
Date of Report (Date of earliest event reported)

I-LEVEL MEDIA GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-52069	98-0466350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 306, 1110 Hamilton Street, Vancouver, British Columbia, Canada	V6B 2S2
(Address of principal executive offices)	(Zip Code)

(604) 646-1562
Registrant's telephone number, including area code

Suite 310, 2174 York Avenue, Vancouver, British Columbia, Canada, V6K 1C3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02          Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective on March 8, 2007, the Board of Directors (the "Board") of I-level Media Group Incorporated (the "Company") accepted the resignation of Adrian C. Ansell, as a director and as an executive officer of the Company (the "Resignation"), and, in conjunction therewith, accepted the consents to act as a director and as an executive officer of the Company of Paul D. Brock (the "Appointment") in his stead.

As a consequence of the Board's acceptance of each of the Resignation and Appointment, the Board also, and again effective on March 8, 2007, appointed and reappointed the following individuals to the following Executive positions within the Company:

Individual	Officer position with the Company
James A. Gheyle	President, Chief Executive Officer and Principal Executive Officer
Paul D. Brock	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer

The following represents a brief overview of the previous five-year employment history of the Company's new director:

Paul D. Brock is a partner in FBP Capital Corp., an investment banking firm and private equity group. Mr. Brock has also been the President of Bent International Inc. a private company engaged in International Business and Trade consulting from 1999 to the present. Mr. Brock is the Chairman of VendTek Systems Inc., a publicly traded company which develops software for the electronic distribution of financial services, through its subsidiaries VendTek Industries (Canada), VendTek Technologies (China) and VendTek Asia Pacific (Singapore). Mr. Brock served as President of VendTek Systems Inc. from December 1988 to June 2006. Mr. Brock is a graduate of the British Columbia Institute of Technology's Robotics and Automation Technology Program, a graduate of Simon Fraser University's Executive Management Development Program and a member in good standing of the professional association of the Applied Science Technologists of British Columbia since 1998. Mr. Brock is also a director of the following U.S. report companies: Power Air Corporation and Rochdale Mining Corp.

At present there are is employment arrangement as between the Company and Mr. Brock.

The present Board of the Company is now comprised of each of Messrs. Brock, James A. Gheyle, Christopher J. Turley and Alan Whittingham.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
I-LEVEL MEDIA GROUP INCORPORATED
DATE: March 8, 2007.	By: "Paul D. Brock" _____________________________________ Paul D. Brock Secretary, Treasurer, Chief Financial Officer, Principal Accounting Officer and a director

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